SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         October 17, 2005
                                                 -------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
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 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective October 17, 2005, the Board of Directors appointed Ms. Gina Boswell as a member of the Board of Directors. Ms. Boswell fills a vacancy in Class I with a term expiring at the 2008 Annual Meeting of Stockholders. In accordance with the Company's Bylaws, Ms. Boswell will be brought before the stockholders for election as a Class I director at the 2006 Annual Meeting of Stockholders to serve until the Class I term ends in 2008. Ms. Boswell has been appointed to the Corporate Governance/Nominating Committee of the Board of Directors. Ms. Boswell will receive the standard outside director and committee member compensation and enter into the Company's standard form indemnification agreement for all directors and executive officers.

     Ms. Boswell joined Avon Products, Inc. as Senior Vice President, Corporate Strategy and Business Development in June 2003. Effective February 4, 2005, she was made Senior Vice President and Chief Operating Officer, Avon North America. Prior to joining Avon, she had been Director, Business Strategy, of Ford Motor Company from 2002 - 2003, with responsibility for the business strategy for Ford's global enterprise. Before that, she had been Director, Vehicle Personalization at Ford from 2001 - 2002 and Vice President, CRM and Consumer eBusiness at Ford from 1999 - 2001. Prior to Ford, Ms. Boswell was Vice President, New Business Development at The Estee Lauder Companies, Inc. from 1997 - 1999.

     There have been no related party transactions between the Company and Ms. Boswell. A copy of the press release announcing the appointment of Ms. Boswell is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    (c)  EXHIBITS. The following exhibit is filed herewith:

         99.1 Press release of Applebee's International, Inc., dated October 19, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 19, 2005

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By: /s/ Steven K. Lumpkin
                                           -------------------------------------
                                           Steven K. Lumpkin
                                           Executive Vice President and
                                           Chief Financial Officer

                                  Exhibit Index

Exhibit
Number             Description
-------            -----------

99.1               Press release of Applebee's International, Inc., dated
                   October 19, 2005.